Supplement dated August 12, 2022
to the following initial summary prospectus(es):
Nationwide Variable Universal Life Protector - New York dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
I.	Nationwide is issuing this Supplement to add disclosure that the indexed interest strategies are not available through all broker dealers at the time of application.
As a result, the following changes have been made to the initial summary prospectus:
1.	The Investments subsection of the Restrictions section of the Key Information Table is deleted in its entirety and replaced with the following:

RESTRICTIONS
Investments	• Nationwide may restrict the form in which Sub-Account transfer requests will be accepted (see Sub-Account Transfers in the statutory prospectus).
• Nationwide may limit the frequency and dollar amount of transfers involving the fixed interest options (see Fixed Interest Options Transfers and Indexed Interest Options Transfers in the statutory prospectus).
• Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Mutual Funds in the statutory prospectus).
• The indexed interest strategies are not available through all brokers dealers at the time of application (see Indexed Interest Options Transfers in the statutory prospectus).
2.	The Administrative Per Policy Charge in the Periodic Charges Other than Annual Underlying Mutual Fund Expenses section of the Fee Table is deleted in its entirety and replaced with the following:

Administrative Per Policy Charge	Monthly	Maximum: $20.00 per policy	Currently: $10.00 per policy
ISP-0675
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